EFFECTIVE AUGUST 23RD, 2004
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 21, 2004



                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     DELAWARE                         0-21802               34-1741211
  (STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)
  INCORPORATION  OR  ORGANIZATION)                       (IRS  EMPLOYER
                                                       IDENTIFICATION  NO.)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO                                        43606
  (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP  CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.02(c)   Election  of  Officers

At a meeting of the Board of Directors on December 21, 2004, the Company appointed Daniel J. Haslinger as its President and Chief Executive Officer, effective January 1, 2005.

Mr. Haslinger has been a member of the Board of Directors since May 1999, and began employment with the Company on September 27, 2004 under a memorandum of employment, as filed as an exhibit to a Form 8-K filed October 1, 2004. Mr. Haslinger is also Chief Executive Officer and owner of Micro Macro Integrated Technologies, and co-owner of WJZE 97.3FM RASP Broadcast Enterprises, Inc., both local companies. Mr. Haslinger is also a member of N-Viro Filipino, LLC, an international licensee of the Company, and holds no other directorships or officer positions in other reporting companies, nor is related to any other directors or officers.

The Company issued a related press release on December 27, 2004, announcing Mr. Haslinger's appointment, which has been attached to this filing as Exhibit 10.1.


Item  9.01  -  Financial  Statements  and  Exhibits
(c)     Exhibits

     Exhibit  No.     Description
     ------------     -----------
     10.1             Press  Release  dated  December  27,  2004.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          December  27,  2004         By:       /s/  James  K. McHugh
                                                      James  K.  McHugh
                                                      Chief  Financial  Officer